Citi’s 21st Annual Global Entertainment, Media and Telecommunications Conference January 5, 2011 Exhibit 99.2

Safe Harbor
Various remarks that we make about Vonage Holdings Corp. future expectations, plans and prospects, including future products and marketing and growth strategy, revenue, churn,  cost of telephony services, marketing expenses, EBITDA and capital expenditures, constitute forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995.  These forward-looking statements are based on information available at the time the statements are made and/or management's belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include:  the competition the Company faces; the Company's ability to adapt to rapid changes in the market for voice and messaging services and successfully introduce new products and services; the Company's ability to control customer churn and attract new customers; worsening economic conditions; restrictions in the Company's debt agreements that may limit its operating flexibility; system disruptions or flaws in the Company's technology; results of pending or future litigation or intellectual property matters involving the Company; results of regulatory inquiries into the
Company's business practices; the Company's dependence on third party facilities, equipment and services; the Company's dependence upon key personnel; any failure to meet New York Stock Exchange listing requirements; the Company's history of net operating losses; the Company's ability to obtain additional financing if needed; differences between the Company's service and traditional phone services, including 911 service; the Company's dependence on customers' existing broadband connections; uncertainties relating to regulation of VoIP services; the Company's ability to negotiate favorable rates with service providers and increases in termination charges that may be approved by regulators in various countries; and other factors that are set forth in the "Risk Factors" section and other sections of Vonage's Annual Report on Form 10-K for the year ended December 31, 2009, as well as in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form
8-K.  While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, and therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.
This presentation contains non-GAAP financial measures (including adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), pre-marketing operating income, and net income (loss) excluding adjustments), as defined in
Regulation G adopted by the SEC. We provide a reconciliation of these non-GAAP financial measures to the most directly comparable financial measure in our quarterly earnings releases, which can be found on the Vonage Investor Relations website at http://ir.vonage.com.
Caution Concerning Forward-Looking Statements
Non-GAAP Financial Measures

A stronger company
Dramatic operational and financial turnaround
• $200 million positive swing in EBITDA
1
since 2007
• Stabilized customer base
• Reduced churn to lowest 4th quarter level in four years
• Successfully penetrating international calling segments
Recent refinancing results in highly efficient capital structure

Successful Operational and Financial Turnaround
1) This is a non-GAAP financial measure.

Vision and Strategy
To be a leading provider of low cost communications services connecting individuals and social networks through any
broadband device worldwide
Strategy
Market Focus
International long distance
Mobile services
International expansion
Cost Reductions to Fund Growth
Online sales and support
Cost of Telephony Services
Vision

Outlook
Build on foundation of successful operational and
financial turnaround to deliver growth in 2011
Strong fourth quarter results
•
Positive net line additions for the first time in more
than two years
•
Churn of 2.4%; lowest 4
th
quarter in four years
•
Expect EBITDA in the $40 million range
Continued improvements expected in 2011
•
Positive net lines
•
Increasing EBITDA from 2010
•
Initiatives expected to begin to meaningfully impact
revenue growth during the second half of 2011

Non-GAAP Reconciliation
VONAGE HOLDINGS CORP.
RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS TO
ADJUSTED EBITDA EXCLUDING CERTAIN CHARGES
(Dollars in thousands)
(unaudited)
For the Year-to-Date Periods Ending
Dec 31, Dec 31, Dec 31, Dec 31, Dec 31,
2005 2006 2007 2008 2009
Reconciliation of Income (Loss) from Operations to
Adjusted EBITDA Excluding Certain Charges:
Income (loss) from operations....................................................................................... (264,537) $   (340,488) $   (261,780) $   (6,439) $       57,202 $
Depreciation and amortization.................................................................................... 11,122 23,677 35,718 48,612 53,391
Non-cash stock compensation..................................................................................... 15 26,980 7,542 12,238 8,473
Royalty........................................................................................................................ - 51,345 32,606 - -
IP Litigation................................................................................................................ - - 134,300 - -
Severance.................................................................................................................... - - 5,242 - -
Adjusted EBITDA excluding certain charges............................................................... (253,400) $   (238,486) $   (46,372) $     54,411 $      119,066 $